Exhibit 10.3

FIRST AMENDMENT TO SENIOR SECURED, SUPER-PRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT

This FIRST AMENDMENT TO SENIOR SECURED, SUPER-PRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT, dated as of May 12, 2009 (this “Amendment”), by and among MILACRON INC., a Delaware corporation (“Parent”), CIMCOOL INDUSTRIAL PRODUCTS INC., a Delaware corporation (“Cimcool”), MILACRON MARKETING COMPANY, an Ohio corporation (“Marketing”), MILACRON PLASTICS TECHNOLOGIES GROUP INC., a Delaware corporation (“Plastics”), and D-M-E COMPANY, a Delaware corporation (“D-M-E Company”) (Parent, Cimcool, Marketing, Plastics and D-M-E Company are collectively referred to herein as the “Borrowers” and individually as a “Borrower”); the other Credit Parties signatory hereto as Guarantors; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as administrative agent for Lenders (“Agent”), and the other Lenders (as defined below) signatory hereto from time to time.

WHEREAS, Borrowers, Guarantors, the lenders party thereto from time to time (“Lenders”) and Agent are parties to that certain Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement, dated as of March 11, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lenders have agreed to make, and have made, certain loans and other financial accommodations to Borrowers;

WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders amend certain terms and conditions of the Credit Agreement, as more fully set forth herein; and

WHEREAS, Agent and Lenders have agreed to make such amendments to the Credit Agreement, in each case, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.

Definitions.  All terms used herein which are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein.

2.

Amendments to Credit Agreement.

(a)

Section 1.18 of the Credit Agreement, Super-Priority Nature of Obligations and Agent’s Liens, is hereby amended and modified by deleting subsection (c) of such Section in its entirety and inserting the following in lieu hereof:

“(c)

Agent’s and Lenders’ Liens on the Collateral owned by the Credit Parties and Agent’s and Lenders’ respective administrative claims under Sections 364(c)(l) and 364(d) of the Bankruptcy Code afforded the Obligations shall also have priority over any claims, including, upon entry of the Final Order and the Final DIP Recognition Order, those arising

LEGAL_US_E # 83306681.2

under Section 506(c) of the Bankruptcy Code subject and subordinate only to the sum of the following: (i) unpaid professional fees and expenses of Borrowers and Guarantors for the Committee (but excluding any transaction, restructuring, completion, success or similar fees) solely to the extent allowed and consistent with the 13-Week Budget and the fees and expense claimed on the Administration Charge, and which, in each case, has accrued and been incurred prior to the occurrence of an Event of Default so long as the applicable professional has been timely preparing and submitting monthly fee statements in accordance with the requirements of the Final Order which may and shall be paid after any such Event of Default to the extent allowed by the Bankruptcy Court or the Canadian Court, as applicable (the “Pre-Event of Default Carve-Out Expenses”), (ii) Canadian Priority Payables, if any, (iii) unpaid professional fees and expenses incurred by Borrowers and Guarantors for the Committee incurred in the Chapter 11 Case or the Canadian Proceedings after an Event of Default (that is not cured or waived) in an aggregate amount not to exceed $1,500,000 (which will be inclusive of the amount of the Administration Charge and for payment of approved professional fees for any Canadian Liquidator), (iv) fees and expenses incurred by a trustee appointed upon the conversion of one or more of the Cases to a case under chapter 7 of the Bankruptcy Code in an aggregate amount not to exceed $150,000 (collectively, the “Post-Event of Default Carve-Out Expenses” and collectively, with the Pre-Event of Default Carve-Out Expenses, the “Carve-Out Expenses”), and (v) fees payable to the Office of the United States Trustee pursuant to 28 U.S.C. § 1930 and to the clerk of the Bankruptcy Court (collectively, with the Carve-Out Expenses, the “Carve-Out Amount”); provided that the Carve-Out Expenses shall not include any other claims that are or may be senior to or pari passu with any of the Carve-Out Expenses or any professional fees and expenses of a Chapter Canadian Liquidator; and, provided, further, that Carve-Out Expenses shall not include any fees or disbursements (A) arising after the conversion of the Chapter 11 Case to a case under Chapter 7 of the Bankruptcy Code or (B) of the type described in Section 3.20 hereof or otherwise related to the investigation of, preparation for, or commencement or prosecution of, any claims or proceedings against (1) Agent or the Lenders or their claims or security interests in or Liens on, the Collateral whether under this Agreement or any other Loan Document and (2) any agent or lender under the Pre-Petition Credit Agreement or their claims or security interests in connection with the Pre-Petition Credit Agreement or any of the loan documents or instruments entered into in connection therewith.  Except as set forth herein or in the Final Order or the Final DIP Recognition Order, as applicable, no other claim having a priority superior or pari passu to that granted to Agent and Lenders by the Final Order or the Final DIP Recognition Order, as applicable, shall be granted or approved while any Obligations under this Agreement remain outstanding. Except for the Carve-Out Amount, no costs or expenses of

LEGAL_US_E # 83306681.2	- 2 -

administration shall be imposed against Agent, Lenders or any of the Collateral or any of the Prior Agent and Prior Lenders under the Pre-Petition Credit Agreement or the collateral (as defined in the Pre-Petition Credit Agreement) under Sections 105, 506(c) or 552 of the Bankruptcy Code, or otherwise, and the Credit Parties hereby waive for themselves and on behalf of each of their estates in bankruptcy, any and all rights under sections 105, 506(c) (upon entry of the Final Order) or 552, or otherwise, to assert or impose or seek to assert or impose, any such costs or expenses of administration against Agent or the Lenders or the Prior Agent or the Prior Lenders under the Pre-Petition Credit Agreement.”

(b)

Annex A of the Credit Agreement, Definitions, is hereby amended and modified by adding the following new definitions thereto, in appropriate alphabetical order, to read in its entirety as follows:

“DIP Term Note Purchase Agreement” means that certain Senior Secured Superpriority Priming Debtor-in-Possession Note Purchase Agreement, dated as of May 12, 2009, by and among Parent, the guarantors party thereto, JPMorgan US High Yield Bond Japan Mother Fund, JPMorgan High Yield US Dollar Mother Fund and the DIP Term Loan Agent.

“Dutch Intercreditor Agreement” means that certain Intercreditor Agreement by and among Agent, the DIP Term Loan Agent and the Credit Parties with respect to the deed of Pledge entered into in accordance with the Post-Closing Letter evidencing the pledge by Parent of its shares in Milacron Capital.

“First Amendment” means that certain First Amendment to Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement, dated as of May 12, 2009, by and among the Credit Parties, the Lenders and Agent.

“First Amendment Effective Date” has the meaning ascribed to the term “Amendment Effective Date” in the First Amendment.”

(c)

Annex A of the Credit Agreement, Definitions, is hereby further amended and modified by amending and restating the definition of “Loan Documents” to read in its entirety as follows:

“DIP Term Loan Agreement” means, individually and collectively, as the context may require, (i) that certain Senior Secured Superpriority Priming Debtor-In-Possession Credit Agreement, dated as of March 11, 2009, among Parent, each Subsidiary signatory thereto as a guarantor, the DIP Term Loan Agent, and the DIP Term Loan Lenders, and (ii) the DIP Term Note Purchase Agreement.

“Loan Documents” means the Agreement, the Notes, the Guaranties, the Collateral Documents, the Master Standby Agreement, the GE Capital Fee Letter, the Intercreditor Agreement, the Dutch Intercreditor Agreement, the Intercompany Subordination Agreement, the Financing Orders and all

LEGAL_US_E # 83306681.2	- 3 -

other agreements, instruments, documents and certificates identified in the Closing Checklist executed and delivered to, or in favor of, Agent or any Lenders and including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Credit Party, or any employee of any Credit Party, and delivered to Agent or any Lender in connection with the Agreement or the transactions contemplated thereby.  Any reference in the Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to the Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.”

3.

Conditions to Effectiveness.  This Amendment shall become effective (the “Amendment Effective Date”) upon satisfaction in full of the following conditions precedent:

(a)

Agent shall have received counterparts of this Amendment that bear the signatures of each of Credit Parties, Agent and Lenders;

(b)

Agent shall have received a copy of an amendment (or similar agreement), in form and substance reasonably satisfactory to Agent, duly executed by Credit Parties, DIP Term Loan Agent, and DIP Term Loan Lenders amending the corresponding provisions of the DIP Term Loan Agreement;

(c)

Agent shall have received counterparts of that certain Amendment No. 1 to the Intercreditor Agreement dated as of the date hereof by and among Agent, the DIP Term Loan Agreement and the Credit Parties; and

(d)

Agent shall have received such other information, documents, instruments or approvals as Agent may require.

4.

Credit Parties’ Representations and Warranties.  Each Credit Party represents and warrants to Agent and Lenders as follows:

(a)

Such Credit Party (i) is duly organized, validly existing and in good standing under the laws of the state, province or other applicable jurisdiction of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment and to perform the Credit Agreement, as amended hereby.

(b)

The execution, delivery and performance by such Credit Party of this Amendment and the performance by such Credit Party of the Credit Agreement, as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under such Credit Party’s organizational documents, any material applicable law, rule or regulation any applicable order, judgment or decree of any Governmental Authority or any material contractual restriction on or otherwise affecting it or any of its properties (including, without limitation, the Senior Secured Note Documents), and (iii) except as provided in the Loan

LEGAL_US_E # 83306681.2	- 4 -

Documents, do not and will not result in or require the creation of any Lien, upon or with respect to such Credit Party’s property, other than Lien securing obligations in an aggregate amount not exceeding $100,000.

(c)

No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by such Credit Party of this Amendment or the performance by such Credit Party of the Credit Agreement, as amended hereby.

(d)

This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(e)

Immediately after giving effect to this Amendment, (i) except for such matters as have been fully disclosed to Agent in writing by or on behalf of Borrowers, the representations and warranties contained in the Credit Agreement are correct on and as of the date of this Amendment as though made on and as of the date hereof (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) no Default or Event of Default has occurred and is continuing (or would result from this Amendment becoming effective in accordance with its terms).

5.

Acknowledgements.

(a)

Each Borrower hereby acknowledges, confirms and agrees that as of the close of business on April __, 2009, Borrowers were indebted to the Lenders for Advances and other extensions of credit under the Loan Documents in an aggregate amount of $26,767,689.18 (collectively, the “First Amendment Date Obligations” and together with all fees, expenses, interest and other amounts required to be paid under the Loan Documents, collectively, the “Existing Obligations”). The Existing Obligations are unconditionally owing by Borrowers to Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever.

(b)

Each Credit Party hereby acknowledges, confirms and agrees that Agent, for the benefit of Lenders, has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral granted to Agent, for the benefit of Lenders, pursuant to the Loan Documents or otherwise granted to or held by Agent, for the benefit of the Lenders.

(c)

Each Guarantor consents to the execution and delivery by Borrowers of this Amendment and jointly and severally ratify and confirm the terms of their Guaranty with respect to the Indebtedness now or hereafter outstanding under the Credit Agreement, as amended hereby, and all Notes issued thereunder.

6.

Continued Effectiveness of Credit Agreement.  Each Credit Party hereby (a) confirms and agrees that the Credit Agreement and each other Loan Document to which it is a

LEGAL_US_E # 83306681.2	- 5 -

party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to (i) “the Credit Agreement”, “hereto”, “hereof”, “hereunder”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to Agent, for the ratable benefit of Lenders, or to grant to Agent, for the ratable benefit of Lenders, a security interest in or Lien on, any Collateral as security for the Obligations of the Credit Party, or any of their respective Subsidiaries from time to time existing in respect of the Credit Agreement and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects, and (c) confirms and agrees that no amendment of any terms or provisions of the Credit Agreement, or the amendments and consents granted hereunder shall relieve any Credit Party from complying with such terms and provisions other than as expressly amended or consented to hereby or from complying with any other term or provision thereof or herein.

7.

Release.  Each Credit Party hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) each of Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its respective obligations to Credit Parties and their Affiliates under the Credit Agreement and the other Loan Documents.  Notwithstanding the foregoing, Credit Parties wish (and Agent and Lenders agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect Agent’s or any Lenders’ rights, interests, security and/or remedies under the Credit Agreement and the other Loan Documents.  Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Credit Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge Agent and each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, arising out of, connected with or related in any way to the Credit Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Credit Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral.

8.

Miscellaneous.

(a)

This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original

LEGAL_US_E # 83306681.2	- 6 -

but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by telefacsimile or electronic method shall be equally as effective as delivery of an original executed counterpart of this Amendment.

(b)

Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c)

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.  Each of the parties to this Amendment hereby irrevocably waives all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Amendment.

(d)

Borrowers will pay on demand all reasonable fees, costs and expenses of Agent and Lenders in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Credit Agreement, including, without limitation, reasonable fees disbursements and other charges of counsel to Agent and Lenders.

(e)

This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and interpreted in accordance with the terms thereof.  Accordingly, it shall be an Event of Default under the Credit Agreement if any representation or warranty made or deemed made by any Credit Party under or in connection with this Amendment shall have been incorrect when made or deemed made or if any Credit Party fails to perform or comply with any covenant or agreement contained herein.

[remainder of this page intentionally left blank]

LEGAL_US_E # 83306681.2	- 7 -

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

MILACRON INC.

By:  /s/David E. Lawrence

Name:

David E. Lawrence

Title:

President

CIMCOOL INDUSTRIAL PRODUCTS INC.

By:  /s/David E. Lawrence

Name:

David E. Lawrence

Title:

President

MILACRON MARKETING COMPANY

By:  /s/David E. Lawrence

Name:

David E. Lawrence

Title:

President

MILACRON PLASTICS TECHNOLOGIES GROUP INC.

By:  /s/David E. Lawrence

Name:

David E. Lawrence

Title:

President

D-M-E COMPANY

By:  /s/David E. Lawrence

Name:

David E. Lawrence

Title:

President

FIRST AMENDMENT TO DIP CREDIT AGREEMENT

CREDIT PARTIES:

MILACRON CAPITAL HOLDINGS B.V.

By:  /s/David E. Lawrence

Name:

David E. Lawrence

Title:

Power of Attorney

MILACRON CANADA LTD.

By:  /s/David E. Lawrence

Name:

David E. Lawrence

Title:

Director and Authorized Person

FIRST AMENDMENT TO DIP CREDIT AGREEMENT

GENERAL ELECTRIC CAPITAL CORPORATION, as the DIP ABL Agent

By: /s/ Thomas Morante

Name:

Thomas Morante

Title: Duly Authorized Signatory

FIRST AMENDMENT TO DIP CREDIT AGREEMENT